EX-28(h)(4)(a)

AMENDMENT TO

SCHEDULE A

ADVISORY FEE WAIVER AGREEMENT

THIS SCHEDULE A lists the Funds and their respective Waiver Amounts, as well as the effective date and termination date for each Waiver Amount, established pursuant to the Advisory Fee Waiver Agreement.

LVIP FUND NAME	ADVISORY FEE WAIVER	AVG. DAILY NET ASSETS OF THE FUND	EFFECTIVE DATE	TERMINATION DATE
Lincoln iShares® Fixed Income Allocation Fund	0.20%	All Fund assets	May 1, 2021	April 30, 2022
Lincoln iShares® Global Growth Allocation Fund	0.12%	All Fund assets	May 1, 2021	April 30, 2022
Lincoln iShares® U.S. Moderate Allocation Fund	0.15%	All Fund assets	May 1, 2021	April 30, 2022
Lincoln Nasdaq-100 Buffer Fund Jun	0.23% 0.00%	First $50M Over $50M	June 18, 2021	June 17, 2022
Lincoln Nasdaq-100 Buffer Fund Sep	0.23% 0.00%	First $50M Over $50M	September 17, 2021	September 16, 2022
Lincoln Nasdaq-100 Buffer Fund Dec	0.23% 0.00%	First $50M Over $50M	December 17, 2021	December 16, 2022
Lincoln Nasdaq-100 Buffer Fund Mar	0.23% 0.00%	First $50M Over $50M	March 18, 2022	March 17, 2023
Lincoln S&P 500 Buffer Fund Feb	0.12%	All Fund assets	February 18, 2022	February 17, 2023
Lincoln S&P 500 Ultra Buffer Fund Feb	0.12%	All Fund assets	February 18, 2022	February 17, 2023
Lincoln S&P 500 Buffer Fund May	0.12%	All Fund assets	May 21, 2021	May 20, 2022
Lincoln S&P 500 Ultra Buffer Fund May	0.12%	All Fund assets	May 21, 2021	May 20, 2022
Lincoln S&P 500 Buffer Fund Aug	0.12%	All Fund assets	August 20, 2021	August 19, 2022
Lincoln S&P 500 Ultra Buffer Fund Aug	0.12%	All Fund assets	August 20, 2021	August 19, 2022
Lincoln S&P 500 Buffer Fund Nov	0.12%	All Fund assets	November 19, 2021	November 18, 2022

LVIP FUND NAME	ADVISORY FEE WAIVER	AVG. DAILY NET ASSETS OF THE FUND	EFFECTIVE DATE	TERMINATION DATE
Lincoln S&P 500 Ultra Buffer Fund Nov	0.12%	All Fund assets	November 19, 2021	November 18, 2022
LVIP American Balanced Allocation Fund	0.05%	All Fund assets	May 1, 2021	April 30, 2022
LVIP American Century Select Mid Cap Managed Volatility Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022
LVIP American Global Balanced Allocation Managed Risk Fund	0.01%	All Fund assets	May 1, 2021	April 30, 2022
LVIP American Global Growth Allocation Managed Risk Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022
LVIP American Growth Allocation Fund	0.05%	All Fund assets	May 1, 2021	April 30, 2022
LVIP American Income Allocation Fund	0.05%	All Fund assets	May 1, 2021	April 30, 2022
LVIP American Preservation Fund	0.10%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Baron Growth Opportunities Fund	0.09% 0.14% 0.19% 0.20% 0.25%	Up to $250M $250M - $500M $500M - $700M $700M - $750M Over $750M	May 1, 2021	April 30, 2022
LVIP BlackRock Dividend Value Managed Volatility Fund	0.115% 0.155%	First $750M Over $750M	May 1, 2021	April 30, 2022
LVIP BlackRock Global Allocation Managed Risk Fund*	0.075%	All Fund assets	May 1, 2021	April 30, 2022
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022
LVIP BlackRock Global Real Estate Fund	0.02% 0.01% 0.00%	First $250M $250M - $750M Over 750M	May 1, 2021	April 30, 2022
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Blended Large Cap Growth Managed Volatility Fund	0.155% 0.105% 0.100% 0.085%	First $100M Next $400M Next $ 1.5B Over $ 2B	April 1, 2021	April 30, 2022

LVIP FUND NAME	ADVISORY FEE WAIVER	AVG. DAILY NET ASSETS OF THE FUND	EFFECTIVE DATE	TERMINATION DATE
LVIP Blended Mid Cap Managed Volatility Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Delaware Diversified Floating Rate Fund	0.03% 0.05%	First $2B Over $2B	May 1, 2021	April 30, 2022
LVIP Dimensional International Equity Managed Volatility Fund	0.045%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Dimensional U.S. Core Equity 1 Fund	0.01%	All Fund assets	April 1, 2021	April 30, 2022
LVIP Dimensional U.S. Core Equity 2 Fund	0.30%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund*	0.625%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.01%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Franklin Templeton Multi-Asset Opportunities Fund	0.43%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Global Aggressive Growth Allocation Managed Risk Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Global Conservative Allocation Managed Risk Fund	0.01%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Global Growth Allocation Managed Risk Fund	0.01%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Global Income Fund	0.1025% 0.1125% 0.1225% 0.1375%	First $350M $350M to $525M $525M to $700M Over $700M	August 17, 2021	April 30, 2023

LVIP FUND NAME	ADVISORY FEE WAIVER	AVG. DAILY NET ASSETS OF THE FUND	EFFECTIVE DATE	TERMINATION DATE
LVIP Global Moderate Allocation Managed Risk Fund	0.015%	All Fund assets	May 1, 2021	April 30, 2022
LVIP JPMorgan High Yield Fund	0.00% 0.05%	First $150M Over $150M	May 1, 2021	April 30, 2022
LVIP JPMorgan Retirement Income Fund	0.307%	All Fund assets	May 1, 2021	April 30, 2022
LVIP JPMorgan Select Mid Cap Managed Volatility Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022
LVIP MFS International Growth Fund	0.11% 0.10%	First $400M Over $400M	May 1, 2021	April 30, 2022
LVIP MFS International Equity Managed Volatility Fund*	0.715%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Mondrian International Value Fund	0.015% 0.010%	First $1B Over $1B	August 17, 2021	April 30, 2023
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.01%	All Fund assets	May 1, 2021	April 30, 2022
LVIP PIMCO Low Duration Bond Fund	0.05%	Over $500M	May 1, 2021	April 30, 2022
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.10%	All Fund assets	May 1, 2021	April 30, 2022
LVIP SSGA Bond Index Fund	0.08% 0.122% 0.152% 0.157% 0.162%	First $500M Next $1.5B Next $500M Next $2.5B Over $5.0B	April 1, 2021	April 30, 2022
LVIP SSGA Developed International 150 Fund	0.07% 0.01%	Up to $50M $50M - $500M	May 1, 2021	April 30, 2022
LVIP SSGA Emerging Markets 100 Fund	0.065% 0.025% 0.005%	Up to $50M $50M - $100M $100M - $500M	May 1, 2021	April 30, 2022
LVIP SSGA International Index Fund	0.097% 0.145%	Up to $1B Over $1B	April 1, 2021	April 30, 2022
LVIP SSGA International Managed Volatility Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022

LVIP FUND NAME	ADVISORY FEE WAIVER	AVG. DAILY NET ASSETS OF THE FUND	EFFECTIVE DATE	TERMINATION DATE
LVIP SSGA Large Cap 100 Fund	0.08% 0.015%	Up to $50M $50M- $500M	May 1, 2021	April 30, 2022
LVIP SSGA Large Cap Managed Volatility Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022
LVIP SSGA Mid Cap Index Fund	0.005% 0.010%	Up to $1.5B Over $1.5B	April 1, 2021	April 30, 2022
LVIP SSGA S&P 500 Index Fund	0.002%	Up to $1B	May 1, 2021	April 30, 22022
LVIP SSGA Small-Cap Index Fund	0.005% 0.010% 0.015%	Up to $500M Next $1B Over $1.5B	April 1, 2021	April 30, 2022
LVIP SSGA Small-Mid Cap 200 Fund	0.065%	Up to $50M	May 1, 2021	April 30, 2022
LVIP SSGA SMID Cap Managed Volatility Fund	0.005%	All Fund assets	May 1, 2021	April 30, 2022
LVIP T. Rowe Price Growth Stock Fund	0.00% 0.025% 0.0125%	Fund assets < $1B: Up to $1B Fund assets > $1B: First $1B Over $1B	May 1, 2021	April 30, 2022
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.05%	Over $750M	May 1, 2021	April 30, 2022
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	0.015%	All Fund assets	May 1,2021	April 30, 2022
LVIP U.S. Growth Allocation Managed Risk Fund	0.01%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Vanguard Domestic Equity ETF Fund	0.05%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Vanguard International Equity ETF Fund	0.05%	All Fund assets	May 1, 2021	April 30, 2022
LVIP Wellington Capital Growth Fund	0.05% 0.00% 0.025% 0.05%	First $100M Next $150M Next $ 250M Over $ 500M	May 1, 2021	April 30, 2022
LVIP Wellington Mid Cap Value Fund	0.115% 0.075%	First $100M Over $100M	May 1, 2021	April 30, 2022

* The Waiver Amount shall renew automatically for one-year terms unless the Trust and LIA mutually agree to the termination at least 10 days prior to the end of the then current term.

The parties hereto have caused this SCHEDULE A to be signed by their duly authorized officers as of June 25, 2021, and effective in accordance with the dates noted above.

LINCOLN INVESTMENT ADVISORS CORPORATION By: /s/Jayson R .Bronchetti Name: Jayson R. Bronchetti Title: President	LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its Funds listed on Schedule A By: /s/William P. Flory, Jr. Name: William P. Flory, Jr. Title: Vice President & Chief Accounting Officer